Exhibit 10.2

                                    TERM NOTE


$1,180,000                                                         June 27, 2002

      FOR VALUE RECEIVED, the undersigned, BOUNDLESS TECHNOLOGIES, INC. ("BTI"), BOUNDLESS MANUFACTURING SERVICES, INC. ("BMS"), BOUNDLESS ACQUISITION CORP. ("BAC") and BOUNDLESS CORPORATION ("BC"; with BTI, BMS and BAC, each a "Co-Borrower" and, collectively, the "Co-Borrowers"), each a Delaware corporation, jointly and severally, promise to pay to the order of JPMORGAN CHASE BANK (the "Bank"), on June 26, 2007 (the "Maturity Date"), the sum of ONE MILLION ONE HUNDRED EIGHTY THOUSAND ($1,180,000) DOLLARS (the "Term Loan"), to be paid as follows: (A) $152,000, to be paid upon the earlier to occur of (i) the closing of the Sale (as such term is defined in the Letter Agreement, dated as of the date hereof, among the Lenders (as hereinafter defined), the Co-Borrowers and The CIT Group/Business Credit, Inc.) or (ii) September 27, 2002, followed by (B) fifty one (51) consecutive equal monthly installments of $17,133.33 each, commencing on the earlier to occur of (i) an Equity Event (as hereinafter defined) or (ii) April 1, 2003, and continuing on the first day of each month thereafter, provided, however, that the last such payment shall be in the amount necessary to repay in full the unpaid principal amount of Term Loan. The Co-Borrowers also, jointly and severally, promise to pay interest, from the date of this Note until such principal amount becomes due, on the unpaid principal amount hereof, commencing July 1, 2002, and continuing on the first day of each month thereafter, at a rate of five percent (5.0%) per annum (the "Interest Rate"). Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. All payments hereunder shall be payable in immediately available funds in lawful money of the United States. Each Co-Borrower authorizes the Bank to charge any Co-Borrower's accounts for payments of principal or interest. For purposes of this Note, "Equity Event" shall mean an event which results in an equity infusion of not less than $2,000,000 to BC.

      The Co-Borrowers may, at any time and from time to time, prepay this Note, in whole or in part, without premium or penalty, upon three business day's prior written or telephonic notice thereof to the Bank. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

      Any payment of principal of or interest payable hereunder which is not paid when due, whether at maturity, by acceleration, or otherwise, shall bear interest from the date due until paid in full at a rate per annum equal to five percent (5%) above the Interest Rate.

      Upon the occurrence and continuance of an Event of Default under that certain Mortgage, dated as of the date hereof, by BTI, as Mortgagor, and JPMorgan Chase Bank, as collateral agent for the JPMorgan Chase Bank, Silicon Valley Bank and National Bank of Canada (collectively, the "Lenders"), as mortgagee (the "Mortgage"), then this Note shall, at the sole option of the Bank, become due and payable without notice or demand; provided, however, if an Event of Default described in clause (n) or clause (o) of Paragraph 22 of the Mortgage occurs, this Note shall automatically become due and payable.

      Upon the occurrence and during the continuance of an Event of Default, the Bank shall be entitled to exercise any other right or remedy granted hereunder, or under any agreement between any Co-Borrower and the Bank or available at law or in equity, including, but not limited to, the rights and remedies of a secured party under the New York Uniform Commercial Code. The failure by the Bank at any time to exercise any such right shall not be deemed a waiver thereof, nor shall it bar the exercise of any such right at a later date. Each and every right and remedy granted to the Bank hereunder or under any agreement between any Co-Borrower and the Bank or available at law or in equity shall be cumulative and not exclusive of any other rights, powers, privileges or remedies, and may be exercised by the Bank from time to time and as often as may be necessary in the sole and absolute discretion of the Bank.

      In the event that the Bank for any reason shall refer this Note to an attorney for the enforcement thereof, the Co-Borrowers agree to pay, in addition to the unpaid principal, interest and late charges due hereunder, the Bank's reasonable attorneys' fees (whether in-house or outside counsel), together with all costs and expenses of any such action.

      Each Co-Borrower represents and warrants that: (i) it is a corporation duly formed, validly existing and in good standing under the laws of its state of organization; (ii) it has the power and authority to own its assets and carry on its business as now being conducted; (iii) it has the corporate power to execute and perform each document to which it is a party; (iv) it has the power and authority to borrow hereunder and to execute and deliver this Note; (v) it is in compliance with all applicable federal, state and local laws, rules and regulations; (vi) the borrowings by it hereunder, and the execution, delivery and performance by it of the other documents to which it is a party (a) have been duly authorized by all requisite corporate action, (b) will not violate or require any consent under any provision of law, governmental rule or regulation, or any indenture, agreement or other instrument to which any Co-Borrower is a party, and (c) will not be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Co-Borrower other than as contemplated by this Note or the other documents to which any Co-Borrower is a party. This Note and each other document to which any Co-Borrower is a party, constitutes the legal, valid and binding obligation of each Co-Borrower, to the extent they are a party thereto, enforceable against such Co-Borrower in accordance with its terms.

      EACH CO-BORROWER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN THE COUNTY OF NASSAU OR COUNTY OF SUFFOLK PERMITTED

BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH CO-BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH CO-BORROWER AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EACH CO-BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO ITS ADDRESS SET FORTH BELOW OR SUCH OTHER ADDRESS THAT THE CO-BORROWERS SHALL HAVE NOTIFIED THE BANK IN WRITING OR ANY METHOD AUTHORIZED BY THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS PROHIBITED BY LAW, EACH CO-BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAWS.

      The Bank shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder. No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Note shall be effective unless in writing and signed by the Bank, and if so given by the Bank, shall be effective only in the specific instance in which given. Each Co-Borrower acknowledges that this Note and the Co-Borrowers' obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the Co-Borrowers under this Note. Each Co-Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the Co-Borrowers' obligations hereunder.

      In the event any one or more of the provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      Each Co-Borrower hereby waives presentment, demand for payment, protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

      The term "Bank" as used herein shall be deemed to include the Bank and its successors and assigns, and any holder hereof.

      To the extent any obligation hereunder is the obligation of more than one Co-Borrower, such obligation shall be a joint and several obligation of such Co-Borrowers. The Bank may proceed against one or more of the Co-Borrowers at one time or from time to time as it elects in its sole and absolute discretion.

      At no time shall the rate of interest charged under this Note exceed the maximum rate of interest permitted under applicable law. If at any time the Interest Rate shall exceed such maximum rate, and thereafter the Interest Rate is below such maximum rate, then the Interest Rate shall be increased to the maximum rate for such period of time as is required so that the total amount of interest received by the Bank is that which would have been received by the Bank but for the first sentence of this paragraph.

      In the event that any change in applicable law or regulation, or in the interpretation thereof by any governmental authority charged with the administration thereof, shall impose on or deem applicable to the Bank any reserve requirements against this Note or impose upon the Bank any other costs or assessments, the Co-Borrowers shall pay to the Bank on demand an amount sufficient to compensate the Bank for the additional cost resulting from the maintenance or imposition of such reserves, costs or assessments.

      Any consents, agreements, instructions or requests pertaining to any matter in connection with this Note, signed by any one Co-Borrower, shall be binding upon all of the Co-Borrowers. This Note shall bind the respective successors, heirs or representatives of each Co-Borrower. This Note shall not be assigned by the Co-Borrowers without the Bank's prior written consent.

[next page is signature page]

      IN WITNESS WHEREOF, the undersigned have duly executed this Note as of the day and year first above written.

                                   BOUNDLESS TECHNOLOGIES, INC.
                                   BOUNDLESS MANUFACTURING SERVICES, INC.
                                   BOUNDLESS ACQUISITION CORP.
                                   BOUNDLESS CORPORATION


                                   By: /s/ Joseph Gardner
                                       ------------------
                                   Name:  Joseph Gardner
                                   Title: the Vice President of each of the
                                          foregoing corporations

Borrowers' Address:

100 Marcus Boulevard
Hauppauge, NY 11788
Telecopy: _________________

                                    TERM NOTE


$1,180,000                                                         June 27, 2002

      FOR VALUE RECEIVED, the undersigned, BOUNDLESS TECHNOLOGIES, INC. ("BTI"), BOUNDLESS MANUFACTURING SERVICES, INC. ("BMS"), BOUNDLESS ACQUISITION CORP. ("BAC") and BOUNDLESS CORPORATION ("BC"; with BTI, BMS and BAC, each a "Co-Borrower" and, collectively, the "Co-Borrowers"), each a Delaware corporation, jointly and severally, promise to pay to the order of SILICON VALLEY BANK (the "Bank"), on June 26, 2007 (the "Maturity Date"), the sum of ONE MILLION ONE HUNDRED EIGHTY THOUSAND ($1,180,000) DOLLARS (the "Term Loan"), to be paid as follows: (A) $152,000, to be paid upon the earlier to occur of (i) the closing of the Sale (as such term is defined in the Letter Agreement, dated as of the date hereof, among the Lenders (as hereinafter defined), the Co-Borrowers and The CIT Group/Business Credit, Inc.) or (ii) September 27, 2002, followed by (B) fifty one (51) consecutive equal monthly installments of $17,133.33 each, commencing on the earlier to occur of (i) an Equity Event (as hereinafter defined) or (ii) April 1, 2003, and continuing on the first day of each month thereafter, provided, however, that the last such payment shall be in the amount necessary to repay in full the unpaid principal amount of Term Loan. The Co-Borrowers also, jointly and severally, promise to pay interest, from the date of this Note until such principal amount becomes due, on the unpaid principal amount hereof, commencing July 1, 2002, and continuing on the first day of each month thereafter, at a rate of five percent (5.0%) per annum (the "Interest Rate"). Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. All payments hereunder shall be payable in immediately available funds in lawful money of the United States. Each Co-Borrower authorizes the Bank to charge any Co-Borrower's accounts for payments of principal or interest. For purposes of this Note, "Equity Event" shall mean an event which results in an equity infusion of not less than $2,000,000 to BC.

      The Co-Borrowers may, at any time and from time to time, prepay this Note, in whole or in part, without premium or penalty, upon three business day's prior written or telephonic notice thereof to the Bank. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

      Any payment of principal of or interest payable hereunder which is not paid when due, whether at maturity, by acceleration, or otherwise, shall bear interest from the date due until paid in full at a rate per annum equal to five percent (5%) above the Interest Rate.

      Upon the occurrence and continuance of an Event of Default under that certain Mortgage, dated as of the date hereof, by BTI, as Mortgagor, and JPMorgan Chase Bank, as collateral agent for the JPMorgan Chase Bank, Silicon Valley Bank and National Bank of Canada (collectively, the "Lenders"), as mortgagee (the "Mortgage"), then this Note shall, at the sole option of the Bank, become due and payable without notice or demand; provided, however, if an Event of Default described in clause
(n) or clause (o) of Paragraph 22 of the Mortgage occurs, this Note shall automatically become due and payable.

      Upon the occurrence and during the continuance of an Event of Default, the Bank shall be entitled to exercise any other right or remedy granted hereunder, or under any agreement between any Co-Borrower and the Bank or available at law or in equity, including, but not limited to, the rights and remedies of a secured party under the New York Uniform Commercial Code. The failure by the Bank at any time to exercise any such right shall not be deemed a waiver thereof, nor shall it bar the exercise of any such right at a later date. Each and every right and remedy granted to the Bank hereunder or under any agreement between any Co-Borrower and the Bank or available at law or in equity shall be cumulative and not exclusive of any other rights, powers, privileges or remedies, and may be exercised by the Bank from time to time and as often as may be necessary in the sole and absolute discretion of the Bank.

      In the event that the Bank for any reason shall refer this Note to an attorney for the enforcement thereof, the Co-Borrowers agree to pay, in addition to the unpaid principal, interest and late charges due hereunder, the Bank's reasonable attorneys' fees (whether in-house or outside counsel), together with all costs and expenses of any such action.

      Each Co-Borrower represents and warrants that: (i) it is a corporation duly formed, validly existing and in good standing under the laws of its state of organization; (ii) it has the power and authority to own its assets and carry on its business as now being conducted; (iii) it has the corporate power to execute and perform each document to which it is a party; (iv) it has the power and authority to borrow hereunder and to execute and deliver this Note; (v) it is in compliance with all applicable federal, state and local laws, rules and regulations; (vi) the borrowings by it hereunder, and the execution, delivery and performance by it of the other documents to which it is a party (a) have been duly authorized by all requisite corporate action, (b) will not violate or require any consent under any provision of law, governmental rule or regulation, or any indenture, agreement or other instrument to which any Co-Borrower is a party, and (c) will not be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Co-Borrower other than as contemplated by this Note or the other documents to which any Co-Borrower is a party. This Note and each other document to which any Co-Borrower is a party, constitutes the legal, valid and binding obligation of each Co-Borrower, to the extent they are a party thereto, enforceable against such Co-Borrower in accordance with its terms.

      EACH CO-BORROWER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND

RELATED TO OR IN CONNECTION WITH THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN THE COUNTY OF NASSAU OR COUNTY OF SUFFOLK PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH CO-BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH CO-BORROWER AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EACH CO-BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO ITS ADDRESS SET FORTH BELOW OR SUCH OTHER ADDRESS THAT THE CO-BORROWERS SHALL HAVE NOTIFIED THE BANK IN WRITING OR ANY METHOD AUTHORIZED BY THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS PROHIBITED BY LAW, EACH CO-BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAWS.

      The Bank shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder. No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Note shall be effective unless in writing and signed by the Bank, and if so given by the Bank, shall be effective only in the specific instance in which given. Each Co-Borrower acknowledges that this Note and the Co-Borrowers' obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the Co-Borrowers under this Note. Each Co-Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the Co-Borrowers' obligations hereunder.

      In the event any one or more of the provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      Each Co-Borrower hereby waives presentment, demand for payment, protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

      The term "Bank" as used herein shall be deemed to include the Bank and its successors and assigns, and any holder hereof.

      To the extent any obligation hereunder is the obligation of more than one Co-Borrower, such obligation shall be a joint and several obligation of such Co-Borrowers. The Bank may proceed against one or more of the Co-Borrowers at one time or from time to time as it elects in its sole and absolute discretion.

      At no time shall the rate of interest charged under this Note exceed the maximum rate of interest permitted under applicable law. If at any time the Interest Rate shall exceed such maximum rate, and thereafter the Interest Rate is below such maximum rate, then the Interest Rate shall be increased to the maximum rate for such period of time as is required so that the total amount of interest received by the Bank is that which would have been received by the Bank but for the first sentence of this paragraph.

      In the event that any change in applicable law or regulation, or in the interpretation thereof by any governmental authority charged with the administration thereof, shall impose on or deem applicable to the Bank any reserve requirements against this Note or impose upon the Bank any other costs or assessments, the Co-Borrowers shall pay to the Bank on demand an amount sufficient to compensate the Bank for the additional cost resulting from the maintenance or imposition of such reserves, costs or assessments.

      Any consents, agreements, instructions or requests pertaining to any matter in connection with this Note, signed by any one Co-Borrower, shall be binding upon all of the Co-Borrowers. This Note shall bind the respective successors, heirs or representatives of each Co-Borrower. This Note shall not be assigned by the Co-Borrowers without the Bank's prior written consent.

[next page is signature page]

      IN WITNESS WHEREOF, the undersigned have duly executed this Note as of the day and year first above written.

                                   BOUNDLESS TECHNOLOGIES, INC.
                                   BOUNDLESS MANUFACTURING SERVICES, INC.
                                   BOUNDLESS ACQUISITION CORP.
                                   BOUNDLESS CORPORATION


                                   By: /s/ Joseph Gardner
                                       ------------------
                                   Name:   Joseph Gardner
                                   Title:  the Vice President of each of the
                                           foregoing corporations

Borrowers' Address:

100 Marcus Boulevard
Hauppauge, NY 11788
Telecopy: _________________

                                    TERM NOTE


$590,000                                                           June 27, 2002

      FOR VALUE RECEIVED, the undersigned, BOUNDLESS TECHNOLOGIES, INC. ("BTI"), BOUNDLESS MANUFACTURING SERVICES, INC. ("BMS"), BOUNDLESS ACQUISITION CORP. ("BAC") and BOUNDLESS CORPORATION ("BC"; with BTI, BMS and BAC, each a "Co-Borrower" and, collectively, the "Co-Borrowers"), each a Delaware corporation, jointly and severally, promise to pay to the order of NATIONAL BANK OF CANADA (the "Bank"), on June 26, 2007 (the "Maturity Date"), the sum of FIVE HUNDRED NINETY THOUSAND ($590,000) DOLLARS (the "Term Loan"), to be paid as follows: (A) $76,000, to be paid upon the earlier to occur of (i) the closing of the Sale (as such term is defined in the Letter Agreement, dated as of the date hereof, among the Lenders (as hereinafter defined), the Co-Borrowers and The CIT Group/Business Credit, Inc.) or (ii) September 27, 2002, followed by (B) fifty one (51) consecutive equal monthly installments of $8,566.67 each, commencing on the earlier to occur of (i) an Equity Event (as hereinafter defined) or (ii) April 1, 2003, and continuing on the first day of each month thereafter, provided, however, that the last such payment shall be in the amount necessary to repay in full the unpaid principal amount of Term Loan. The Co-Borrowers also, jointly and severally, promise to pay interest, from the date of this Note until such principal amount becomes due, on the unpaid principal amount hereof, commencing July 1, 2002, and continuing on the first day of each month thereafter, at a rate of five percent (5.0%) per annum (the "Interest Rate"). Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. All payments hereunder shall be payable in immediately available funds in lawful money of the United States. Each Co-Borrower authorizes the Bank to charge any Co-Borrower's accounts for payments of principal or interest. For purposes of this Note, "Equity Event" shall mean an event which results in an equity infusion of not less than $2,000,000 to BC.

      The Co-Borrowers may, at any time and from time to time, prepay this Note, in whole or in part, without premium or penalty, upon three business day's prior written or telephonic notice thereof to the Bank. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

      Any payment of principal of or interest payable hereunder which is not paid when due, whether at maturity, by acceleration, or otherwise, shall bear interest from the date due until paid in full at a rate per annum equal to five percent (5%) above the Interest Rate.

      Upon the occurrence and continuance of an Event of Default under that certain Mortgage, dated as of the date hereof, by BTI, as Mortgagor, and JPMorgan Chase Bank, as collateral agent for the JPMorgan Chase Bank, Silicon Valley Bank and National Bank of Canada (collectively, the "Lenders"), as mortgagee (the "Mortgage"), then this Note shall, at the sole option of the Bank, become due and payable without notice or demand; provided, however, if an Event of Default described in clause (n) or clause (o) of Paragraph 22 of the Mortgage occurs, this Note shall automatically become due and payable.

      Upon the occurrence and during the continuance of an Event of Default, the Bank shall be entitled to exercise any other right or remedy granted hereunder, or under any agreement between any Co-Borrower and the Bank or available at law or in equity, including, but not limited to, the rights and remedies of a secured party under the New York Uniform Commercial Code. The failure by the Bank at any time to exercise any such right shall not be deemed a waiver thereof, nor shall it bar the exercise of any such right at a later date. Each and every right and remedy granted to the Bank hereunder or under any agreement between any Co-Borrower and the Bank or available at law or in equity shall be cumulative and not exclusive of any other rights, powers, privileges or remedies, and may be exercised by the Bank from time to time and as often as may be necessary in the sole and absolute discretion of the Bank.

      In the event that the Bank for any reason shall refer this Note to an attorney for the enforcement thereof, the Co-Borrowers agree to pay, in addition to the unpaid principal, interest and late charges due hereunder, the Bank's reasonable attorneys' fees (whether in-house or outside counsel), together with all costs and expenses of any such action.

      Each Co-Borrower represents and warrants that: (i) it is a corporation duly formed, validly existing and in good standing under the laws of its state of organization; (ii) it has the power and authority to own its assets and carry on its business as now being conducted; (iii) it has the corporate power to execute and perform each document to which it is a party; (iv) it has the power and authority to borrow hereunder and to execute and deliver this Note; (v) it is in compliance with all applicable federal, state and local laws, rules and regulations; (vi) the borrowings by it hereunder, and the execution, delivery and performance by it of the other documents to which it is a party (a) have been duly authorized by all requisite corporate action, (b) will not violate or require any consent under any provision of law, governmental rule or regulation, or any indenture, agreement or other instrument to which any Co-Borrower is a party, and (c) will not be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Co-Borrower other than as contemplated by this Note or the other documents to which any Co-Borrower is a party. This Note and each other document to which any Co-Borrower is a party, constitutes the legal, valid and binding obligation of each Co-Borrower, to the extent they are a party thereto, enforceable against such Co-Borrower in accordance with its terms.

EACH CO-BORROWER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE OR ANY OF THE

TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN THE COUNTY OF NASSAU OR COUNTY OF SUFFOLK PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH CO-BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH CO-BORROWER AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EACH CO-BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO ITS ADDRESS SET FORTH BELOW OR SUCH OTHER ADDRESS THAT THE CO-BORROWERS SHALL HAVE NOTIFIED THE BANK IN WRITING OR ANY METHOD AUTHORIZED BY THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS PROHIBITED BY LAW, EACH CO-BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAWS.

      The Bank shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder. No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Note shall be effective unless in writing and signed by the Bank, and if so given by the Bank, shall be effective only in the specific instance in which given. Each Co-Borrower acknowledges that this Note and the Co-Borrowers' obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the Co-Borrowers under this Note. Each Co-Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the Co-Borrowers' obligations hereunder.

      In the event any one or more of the provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      Each Co-Borrower hereby waives presentment, demand for payment, protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

      The term "Bank" as used herein shall be deemed to include the Bank and its successors and assigns, and any holder hereof.

      To the extent any obligation hereunder is the obligation of more than one Co-Borrower, such obligation shall be a joint and several obligation of such Co-Borrowers. The Bank may proceed against one or more of the Co-Borrowers at one time or from time to time as it elects in its sole and absolute discretion.

      At no time shall the rate of interest charged under this Note exceed the maximum rate of interest permitted under applicable law. If at any time the Interest Rate shall exceed such maximum rate, and thereafter the Interest Rate is below such maximum rate, then the Interest Rate shall be increased to the maximum rate for such period of time as is required so that the total amount of interest received by the Bank is that which would have been received by the Bank but for the first sentence of this paragraph.

      In the event that any change in applicable law or regulation, or in the interpretation thereof by any governmental authority charged with the administration thereof, shall impose on or deem applicable to the Bank any reserve requirements against this Note or impose upon the Bank any other costs or assessments, the Co-Borrowers shall pay to the Bank on demand an amount sufficient to compensate the Bank for the additional cost resulting from the maintenance or imposition of such reserves, costs or assessments.

      Any consents, agreements, instructions or requests pertaining to any matter in connection with this Note, signed by any one Co-Borrower, shall be binding upon all of the Co-Borrowers. This Note shall bind the respective successors, heirs or representatives of each Co-Borrower. This Note shall not be assigned by the Co-Borrowers without the Bank's prior written consent.

[next page is signature page]

      IN WITNESS WHEREOF, the undersigned have duly executed this Note as of the day and year first above written.

                                   BOUNDLESS TECHNOLOGIES, INC.
                                   BOUNDLESS MANUFACTURING SERVICES, INC.
                                   BOUNDLESS ACQUISITION CORP.
                                   BOUNDLESS CORPORATION


                                   By: /s/ Joseph Gardner
                                       ------------------
                                   Name:   Joseph Gardner
                                   Title:  the Vice President of each of the
                                           foregoing corporations

Borrowers' Address:

100 Marcus Boulevard
Hauppauge, NY 11788
Telecopy: _________________